POWER OF ATTORNEY

	Know all by these presents,
that the undersigned hereby
constitutes and appoints each
of Vernon G. Baker, II and
Bonnie Wilkinson, signing singly,
the undersigned's true and lawful
attorney-in-fact to:

(1) execute for and on
behalf of the undersigned,
in the undersigned's capacity
as a director and/or an executive
who is or may be considered to
be an officer (as defined for
purposes of Section 16 of the
Securities Exchange Act of 1934
(the Act) and the rules thereunder)
of ArvinMeritor, Inc. (the Company),
Forms 3, 4 and 5 in accordance with
Section 16(a) of the Act and
the rules thereunder;

(2) do and perform any and all
acts for and on behalf of the
undersigned which may be necessary
or desirable to complete and execute
any such Form 3, 4 or 5 and timely
file such form with the United States
Securities and Exchange Commission
and any stock exchange or similar
authority; and

(3) take any other action of any
type whatsoever in connection with
the foregoing which, in the opinion
 of such attorney-in-fact, may be
of benefit to, in the best interest
of, or legally required by, the
undersigned, it being understood
that the documents executed by such
attorney-in-fact on behalf of the
undersigned pursuant to this Power
of Attorney shall be in such form
and shall contain such terms and
conditions as such attorney-in-fact
may approve in such attorney-in-
fact's discretion.

	The undersigned hereby grants to
each such attorney-in-fact full power
and authority to do and perform any and
every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Act and the rules thereunder.

	This Power of Attorney shall remain
 in full force and effect until the
undersigned's filing of Forms 3, 4 and
5 with respect to the undersigned's
holdings of and transactions in
securities issued by the Company
is no longer either required or deemed
advisable in the opinion of the Company's
General Counsel, unless earlier revoked
by the undersigned in a signed writing
delivered to the Company's Office of the Secretary for distribution to each of the foregoing attorneys-in-fact.

	IN WITNESS WHEREOF, the undersigned
has caused this Power of Attorney to be
executed as of this 16th day of July, 2003.

	/s/ William R. Newlin
	Signature

 	William R. Newlin
	Print Name